SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 17, 2002




                       AMERICAN BIOGENETIC SCIENCES, INC.
                       ----------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                    DELAWARE
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                    (STATE OF JURISDICTION OF INCORPORATION)


           0-19041                                        11-2655906
      ---------------------                   ---------------------------------
      (COMMISSION FILE NO.)                   (IRS EMPLOYER IDENTIFICATION NO.)


     1375 AKRON STREET, COPIAGUE, NEW YORK                     11726
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    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)


                                  631-789-2600
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               (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
         -------------------------------------------------------------

Item 3.   Bankruptcy or Receivership.
-------   ---------------------------

     On September 19, 2002, American Biogenetic Sciences, Inc. (the "Company") filed a voluntary petition under chapter 7 of title 11 of the United States Code ("Chapter 7") in the United States Bankruptcy Court for the Eastern District of New York (the "Bankruptcy Court") (Case No. 02-86689 CISB). The Company has ceased operations. Under Chapter 7, a trustee has been appointed to liquidate the Company's assets for the benefit of the Company's creditors. The Company does not expect that there will be any amounts available for distribution to the Company's stockholders.

Item 5.   Other Events.
-------   -------------

     (a) On September 17, 2002, Alfred J. Roach, Chairman of the Board of Directors and Chief Executive Officer of the Company, loaned $75,000 to the Company pursuant to a Term Promissory Note payable on December 31, 2002, subject to acceleration in certain instances, including the commencement of the Chapter 7 proceeding discussed in Item 3 above. Collection of the Term Promissory Note has been stayed upon the commencement of the Chapter 7 proceeding.

     The Term Promissory Note is secured by the Company's (i) United States application for the trademark "TpP" and United States Trademark Registration for the trademark "FiF," (ii) various United States and foreign patents and patent applications related to the Company's 45J and MH1 antibodies and (iii) certain fibrin and fibrinogen reactive monoclonal antibody producing cell lines derived from the fusion of Immunized B cells developed by the Company.

     (b) Each officer either resigned or was terminated as an officer and employee, and all of the directors of the Company resigned, effective with the close of business on September 20, 2002.

Item 7.   Financial Statements and Exhibits.
-------   ----------------------------------

     (a)  Financial Statements:                 None
     (b)  Pro Forma Financial Information:      None
     (c)  Exhibits:

          Exhibit No.   Description
          -----------   -----------

          4.1 Term Promissory Note dated September 17, 2002 issued by the Company in favor of Alfred J. Roach.

          4.2 Trademark Collateral Assignment and Security Agreement dated September 17, 2002 by and between the Company and Alfred J. Roach.

          4.3 Patent Collateral Assignment and Security Agreement dated September 17, 2002 by and between the Company and Alfred J. Roach.

          4.4 Cell Security Agreement dated September 17, 2002 by and between the Company and Alfred J. Roach.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            AMERICAN BIOGENETIC SCIENCES, INC.



Dated: September 20, 2002                   By: /s/ Timothy J. Roach
                                                ---------------------------
                                                Timothy J. Roach, Treasurer

Exhibit No.    Description
-----------    -----------

4.1 Term Promissory Note dated September 17, 2002 issued by the Company in favor of Alfred J. Roach.

4.2 Trademark Collateral Assignment and Security Agreement dated September 17, 2002 by and between the Company and Alfred J. Roach.

4.3            Patent  Collateral   Assignment  and  Security   Agreement  dated
               September  17,  2002 by and  between  the  Company  and Alfred J.
               Roach.

4.4 Cell Security Agreement dated September 17, 2002 by and between the Company and Alfred J. Roach.





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